GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report on the General New York Municipal Bond Fund, Inc. for the 12-month period ended October 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 8.14%* and an annualized tax-free distribution rate per share of 4.60%.**

Economic Review

  In the face of soaring consumer confidence and strong first-quarter economic growth, the Federal Reserve Board earlier this year refrained from increasing interest rates, partially to avoid further roiling international financial markets. In addition, the Fed evidently felt then that the economic slowdown overseas might curtail the U.S. economy to some degree, which would alleviate the need for monetary restraint. The Fed's expectations have proven to be true, and its judgment accurate. The U.S. balance of trade has worsened and there have been increasing signs of a slowdown in export-related industries. On September 29, concerns about a weakening U.S. economy caused the Federal Open Market Committee (the F.O.M.C., the policy-making arm of the Fed) to pare the Federal Funds target rate by 25 basis points, the first reduction since January 1996. (The Federal Funds rate is the rate of interest that banks charge each other for overnight loans.) Fed Chairman Alan Greenspan described the economic outlook for the United States as having "weakened measurably." Two weeks later, on October 15, the F.O.M.C. again reduced its target rate by an additional 25 basis points, putting the Federal Funds rate at 5.0%.

  Despite the concerns of the Fed regarding an economic slowdown, aggregate economic statistics showed a growing and resilient economy during the reporting period. Low unemployment and negligible inflation, combined with car makers rebuilding inventory after a long strike and rising consumer incomes, resulted in solid economic growth (3.3%) for the third quarter of this year. While a significant portion of this gain was due to inventory replenishment after the automobile strike, the overall results were still an improvement over second-quarter economic growth of 1.8%. Inflation, as measured by the Consumer Price Index, remained at levels not witnessed since 1963.

  The Fed' s responsibility is to enact monetary policy that is anticipatory of future economic conditions. The U.S. trade deficit has continued to widen because of the global economic slide. Slumping exports have weakened manufacturing activity since midyear and there is concern that this slackness could become more pronounced and widen into other sectors of the economy. While the increase in imports also restrains domestic production, it has helped contain inflation as well, since domestic producers are reluctant to raise prices. This provides additional flexibility for the Fed to lower interest rates still further. So far, economic problems overseas have not caused any measurable reaction in the U.S. labor market. Only the growth rate in new jobs has eased from its torrid pace earlier in the year. The unemployment rate has remained near 30-year lows and worker inflation-adjusted take-home pay has been rising. The condition of the labor market is a key determinant of consumer confidence which, of course, relates directly to consumer spending, a force that accounts for two thirds of all economic activity. Business spending has shown signs of weakness, so the role of the consumer will be of even greater importance in the future. It is significant that measures of consumer confidence have receded from earlier record high levels, largely because of concerns about the volatility of financial markets.

Market Environment

Prices moved higher during the reporting period as demand from various classes of investors found municipal bonds appealing, despite the extent to which equities vied for investors' attention for most of the period. Low inflation and low interest rates helped create and maintain a "bond friendly" atmosphere. Not to be overlooked, either, is the improved fiscal posture enjoyed by many states and municipalities, the result of several years of strong economic growth that enhanced the creditworthiness of many municipal securities' issuers, and gave added comfort to investors. The dollar value of newly issued bonds so far in 1998 has surpassed the volume experienced in all but a few previous years. At $245 billion, it is approximately 29% over the same period last year, but it should be noted that a dearth of appropriate bonds persists in several states. The market has absorbed the new issuance without inordinate volatility in the process. Municipal yields have been, and continue to be, very favorably aligned vis-a-vis U.S. Treasury Bonds. Historically, longer-term municipals have been viewed as being good values when their yields approached 80% to 85% of the yields available on comparable Treasuries. Presently, most measures place the ratio well in excess of 90%. The environment for municipal bonds still appears to be positive, particularly with the Fed' s current preference for lower interest rates.

Portfolio Overview

  The market has gone through several cycles during the past year, from subdued volatility to substantial same-day movements. During periods of low volatility we found it advantageous to maintain a full coupon position, since the greater part of the performance earlier in the year came mainly from coupons rather than market movement. Except for underlying corporate credits, the yield spreads in the municipal market tightened. We also apportioned a percentage of the portfolio to paper that would benefit from a downswing in rates. We saw the expected results of these positions as the 30-year Treasury Bond's yield dropped below 5% . There were several issues that contributed to the Fund's performance during the year. The buyout of LILCO by the Long Island Power Authority (LIPA) brought to market the largest single issue in the history of the municipal industry. The interest in this deal was very strong, and it was priced to attract investors. Perhaps the most notable change in the New York market was the strong improvement in New York City debt and other lower rated State and City issues. When compared to AAA paper, the value spread on these issues has tightened significantly. The Fund currently holds a large percentage of this type of paper. During the upheaval in the stock market and the taxable fixed income markets, the Fund experienced some drag from issues whose credit quality is tied to corporate issuers; however, since the portfolio holds a limited amount of this type of paper, the underperformance of that sector had only a minimal effect on the overall performance. As measured within our Lipper sector (New York Municipal Debt) , the Fund produced a total return of 8.14%, which compares favorably to the sector's average return of 7.34%.

               Very truly yours,



               [Richard J. Moynihan signature]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

November 16, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. Income may be subject to state and local income taxes for non-New York residents.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.


GENERAL NEW YORK MUNICIPAL BOND FUND, INC.                   OCTOBER 31, 1998
-----------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GENERAL NEW YORK
    MUNICIPAL BOND FUND, INC. AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

                                    Dollars

$21,915

Lehman Brothers Municipal Bond Index*

$21,044

General New York Municipal Bond Fund, Inc.

*Source: Lehman Brothers

Average Annual Total Returns
--------------------------------------------------------------------------------

                      One Year Ended                   Five Years Ended                  Ten Years Ended

                     October 31, 1998                  October 31, 1998                 October 31, 1998

                   ___________________              ___________________           _________________________
                            8.14%                            5.35%                            7.72%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in the General New York Municipal Bond Fund, Inc. on 10/31/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New York municipal securities and its performance shown in the line graph takes into account fees and expenses. The Lehman Brothers Municipal Bond Index is not limited to investments principally in New York municipal obligations and does not take into account fees and expenses. The Lehman Brothers Municipal Bond Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

                                                                                                  Principal

Long-Term Municipal Investments--98.6%                                                              Amount            Value
-------------------------------------------------------                                         _____________     _____________
New York--94.5%

Albany Industrial Development Agency:

  IDR (Hampton Plaza Project) 6.25%, 3/15/2018 . . . . . . . . . . . . . . . . . . . . . .     $    5,600,000    $    5,859,840

  LR:

    (New York State Assembly Building Project) 7.75%, 1/1/2010 . . . . . . . . . . . . . .          3,460,000         3,785,967

    (New York State Department of Health Building Project) 7.25%, 10/1/2010  . . . . . . .          1,730,000         1,969,726

Board of Cooperative Educational Services, COP (Greenport Vocational Facility
Project)

  7.875%, 10/1/2000  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            606,192           626,687

Cohoes Industrial Development Agency, IDR (Norlite Corp. Project)

  6.75%, 5/1/2009 (LOC; Dresdner Bank, Prerefunded 5/1/2002) (a) . . . . . . . . . . . . .          2,400,000         2,674,320

Franklin County Solid Waste Management Authority, Solid Waste Systems Revenue

  6.125%, 6/1/2009 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,350,000         1,409,494

Jefferson County Industrial Development Agency, SWDR

  (Champion International Corp.) 7.20%, 12/1/2020  . . . . . . . . . . . . . . . . . . . .          2,000,000         2,204,100

Long Island Power Authority, Electric System Revenue 5.50%, 12/1/2029. . . . . . . . . . .          2,960,000         3,058,805

Metropolitan Transportation Authority, Transportation Facilities Revenue:

  6%, 7/1/2016 (Insured; FSA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,613,400

  Refunding (Service Contract) 5.375%, 7/1/2021  . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,053,430

New York City:

  5.875%, 8/15/2013  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,300,000         3,592,644

  5.875%, 8/15/2016  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,715,000         2,918,842

  Refunding:

    6.375%, 8/15/2012. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,670,000         2,983,832

    6%, 8/1/2016 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,000,000         4,347,520

    6%, 8/1/2017 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,183,660

    6%, 8/1/2021 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,000,000         6,550,980

    6.125%, 8/1/2025 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,495,850

New York City Industrial Development Agency:

 Civic Facility Revenue:

    (College of Aeronautics Project) 5.50%, 5/1/2028 . . . . . . . . . . . . . . . . . . .          1,600,000         1,636,288

    (YMCA of Greater New York Project) 5.80%, 8/1/2016 . . . . . . . . . . . . . . . . . .          1,500,000         1,593,165

  IDR, Refunding (LaGuardia Association LP Project) 6%, 11/1/2028  . . . . . . . . . . . .          2,790,000         2,798,035

  Special Facility Revenue (Terminal One Group Association Project)

    6%, 1/1/2019 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,193,440

New York City Municipal Water Finance Authority, Water and Sewer System Revenue

  6%, 6/15/2025 (Prerefunded 6/15/2005) (a)  . . . . . . . . . . . . . . . . . . . . . . .          9,750,000        10,988,933

State of New York, GO 5.70%, 3/15/2013 . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,150,480

New York State Dormitory Authority, Revenues:

 Consolidated City University Systems:

    5.75%, 7/1/2013  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,005,000        11,148,171

    5.625%, 7/1/2016 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,500,000         2,701,650

    5.75%, 7/1/2018  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,500,000         2,747,750

  Department of Health:

    5.75%, 7/1/2017  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,240,000         5,564,880

    (Roswell Park Cancer) 6.625%, 7/1/2024 (Prerefunded 7/1/2005) (a)  . . . . . . . . . .          2,700,000         3,151,710

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------                                         _____________     _____________

New York (continued)

New York State Dormitory Authority, Revenues (continued):

 Refunding:

    (Mental Health Services Facility) 6%, 8/15/2021  . . . . . . . . . . . . . . . . . . .     $    1,750,000    $    1,911,315

    Secured Hospital (New York Downtown Hospital) 5.30%, 2/15/2020 . . . . . . . . . . . .          5,000,000         5,049,950

  State University Educational Facilities:

    5.50%, 5/15/2013 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,500,000         1,631,145

    5.875%, 5/15/2017  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,060,000         2,298,775

    6%, 5/15/2025 (Prerefunded 5/15/2005) (a)  . . . . . . . . . . . . . . . . . . . . . .          3,825,000         4,333,496

    4.75%, 5/15/2028 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,500,000         5,211,690

  WK Nursing Home Corp. 6.05%, 2/1/2026 (Insured; FHA) . . . . . . . . . . . . . . . . . .          5,000,000         5,430,400

New York State Energy Research and Development Authority:

  Electric Facilities Revenue (Long Island Lighting) 7.15%, 9/1/2022 . . . . . . . . . . .          3,435,000         3,754,043

  Facilities Revenue (Consolidated Edison Co. of New York, Inc. Project) 7.125%, 12/1/2029 . .      2,000,000         2,308,940

  Gas Facilities Revenue (Brooklyn Union Gas Co. Project) 6.368%, 4/1/2020 . . . . . . . .          5,000,000         5,750,500

New York State Environmental Facilities Corp.:

  PCR (Pilgrim State Sewer Project) 6.30%, 3/15/2016 . . . . . . . . . . . . . . . . . . .          5,200,000         5,799,404

  Water Facilities Revenue (New Rochelle Water Co. Project) 6.40%, 12/1/2024 . . . . . . .          2,000,000         2,130,400

New York State Housing Finance Agency, Revenue:

  LooseStrife Fields Apartments and Fairway Manor 6.75%, 11/15/2036 (Insured; FHA) . . . .          5,925,000         6,475,255

  Multi-Family Housing, Second Mortgage 6.625%, 8/15/2012  . . . . . . . . . . . . . . . .          2,500,000         2,667,350

  Refunding:

    Health Facilities 6%, 11/1/2007  . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,000,000         6,703,380

    (Housing Mortgage Project) 6.10%, 11/1/2015 (Insured; FSA) . . . . . . . . . . . . . .          1,965,000         2,146,684

  Service Contract Obligation:

    6%, 9/15/2016  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,675,000         9,347,486

    6%, 3/15/2026  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,645,000         7,170,885

    Refunding:

       5.25%, 3/15/2011  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,102,460

       5.50%, 9/15/2018  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,000,000         6,160,500

New York State Medical Care Facilities Finance Agency, Revenue:

 Hospital & Nursing Home Insured Mortgage:

    6.85%, 2/15/2012 (Prerefunded 2/15/2002)(Insured; FHA) (a) . . . . . . . . . . . . . .          2,670,000         2,972,538

    6.20%, 8/15/2013 (Insured; FHA)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,222,570

    6.125%, 2/15/2015  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,170,000         5,613,017

  Improvement (Mental Health Services Facilities) 6.50%, 2/15/2019 . . . . . . . . . . . .          4,705,000         5,199,119

New York State Mortgage Agency, Homeowner Revenue:

  6%, 4/1/2017 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,155,740

  6.60%, 10/1/2019 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,500,000         3,816,435

  6.05%, 4/1/2026  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,610,000         6,037,594

  6.40%, 4/1/2027  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,980,000         4,361,403

New York State Thruway Authority, Service Contract Revenue

 (Local Highway and Bridge):

    6%, 4/1/2012 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,195,000         6,844,608

    6.25%, 4/1/2014 (Prerefunded 4/1/2005) (a) . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,278,000

    5.75%, 4/1/2016  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,950,000         5,216,458

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------


STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------                                         _____________     _____________

New York (continued)

New York State Urban Development Corp., Correctional Facilities Revenue:

  5.375%, 1/1/2015 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    3,000,000    $    3,102,900

  Refunding 5.50%, 1/1/2014  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,209,160

Niagara Frontier Transportation Authority, Airport Revenue

  (Greater Buffalo International Airport) 6.125%, 4/1/2014 (Insured; AMBAC)  . . . . . . .          2,700,000         2,928,798

Onondaga County Industrial Development Agency, Sewer Facilities Revenue

  (Bristol Meyers Squibb Co. Project) 5.75%, 3/1/2024  . . . . . . . . . . . . . . . . . .          4,000,000         4,443,400

Orange County Industrial Development Agency, Life Care Community Revenue

  (Glenn Arden Inc. Project) 5.625%, 1/1/2018  . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,001,610

Port Authority of New York and New Jersey, Special Obligation Revenue

  (Special Project-JFK International Air Terminal) 5.75%, 12/1/2025 (Insured; MBIA)  . . .          4,500,000         4,772,475

Rensselaer County Industrial Development Agency, IDR (Albany International
Corp.)

  7.55%, 6/1/2007  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,000,000         4,882,760

Scotia Housing Authority, Housing Revenue (Coburg Village Inc. Project)

  6.15%, 7/1/2028  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,042,090

Triborough Bridge and Tunnel Authority, General Purpose Revenue, Refunding

  6.125%, 1/1/2021 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,513,570

Yonkers Industrial Development Agency, Civic Facilities Revenue (St. Joseph
Hospital)

  5.90%, 3/1/2008  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,900,000         3,954,951

U.S. Related--4.1%

Puerto Rico Commonwealth, Refunding (Public Improvement)

  6%, 7/1/2026 (Prerefunded 7/1/2007) (a)  . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,773,450

Puerto Rico Electric Power Authority, Power Revenue

  5.929%, 7/1/2023 (Prerefunded 7/1/2002) (a)  . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,178,060

Virgin Islands Public Finance Authority, Revenue, Refunding 5.50%, 10/1/2014 . . . . . . .          4,000,000         4,145,040

                                                                                                                  _____________

TOTAL INVESTMENTS

  (cost $264,733,634)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              98.6%      $289,053,403

                                                                                                      _______     _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1.4%    $    4,177,401

                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $293,230,804

                                                                                                      _______     _____________

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------

AMBAC       American Municipal Bond Assurance Corporation           LOC         Letter of Credit

COP         Certificate of Participation                            LR          Lease Revenue

FHA         Federal Housing Administration                          MBIA        Municipal Bond Investors Assurance

FSA         Financial Security Assurance                                           Insurance Corporation

GO          General Obligation                                      PCR         Pollution Control Revenue

IDR         Industrial Development Revenue                          SWDR        Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch                or            Moody's             or            Standard & Poor's              Percentage of Value

____                               ________                          ________________               __________________

AAA                                Aaa                               AAA                                  26.0%

AA                                 Aa                                AA                                    9.7

A                                  A                                 A                                    28.8

BBB                                Baa                               BBB                                  27.1

BB                                 Ba                                BB                                     .4

Not Rated (b)                      Not Rated (b)                     Not Rated (b)                         8.0

                                                                                                        _______

                                                                                                         100.0%

                                                                                                        _______


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Bonds  which   are  prerefunded  are  collateralized  by  U.S.  Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those securities in which the Fund may invest.


                      SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $264,733,634      $289,053,403

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              199,015

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            4,247,653

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                                9,377

                                                                                                                  _____________

                                                                                                                    293,509,448

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              198,633

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                5,726

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               74,285

                                                                                                                  _____________

                                                                                                                        278,644

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $293,230,804

                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $265,247,276

                                 Accumulated undistributed investment income--net  . . . .                               36,940

                                 Accumulated net realized gain (loss) on investments . . .                            3,626,819

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4  . . . . . . . . . . . . . . . .                           24,319,769

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $293,230,804

                                                                                                                  _____________

                                                                                                                  _____________

SHARES OUTSTANDING

(100 MILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORIZED) . . . . . . . . . . . . . .                           14,196,414

NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $20.66

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
INCOME                           Interest income . . . . . . . . . . . . . . . . . . . . .                          $17,363,517

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .       $  1,862,525

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            776,809

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .             35,630

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             34,046

                                 Custodian fees  . . . . . . . . . . . . . . . . . . . . .             31,760

                                 Prospectus and shareholders' reports--Note 3(b) . . . . .             13,085

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             11,726

                                 Loan commitment fees--Note 2  . . . . . . . . . . . . . .              2,322

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .             17,062

                                                                                                 ____________

                                        Total Expenses . . . . . . . . . . . . . . . . . .                            2,784,965

                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           14,578,552

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .       $  3,851,809

                                 Net unrealized appreciation (depreciation) on investments . .      6,042,756

                                                                                                 ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                            9,894,565

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                          $24,473,117

                                                                                                                   ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended        Year Ended

                                                                                           October 31, 1998   October 31, 1997
                                                                                           ________________   ________________

OPERATIONS:
  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $   14,578,552     $   15,209,729

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . . .        3,851,809          2,723,016

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . . .        6,042,756          7,610,372

                                                                                              _____________      _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . . .       24,473,117         25,543,117

                                                                                              _____________      _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (14,541,612)       (15,209,729)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (2,945,618)        (1,872,173)

                                                                                              _____________      _____________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (17,487,230)       (17,081,902)

                                                                                              _____________      _____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       73,000,612        168,930,855

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12,761,186         12,405,077

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (104,474,425)      (194,529,439)

                                                                                              _____________      _____________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . . . .      (18,712,627)       (13,193,507)

                                                                                              _____________      _____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . . .      (11,726,740)        (4,732,292)

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      304,957,544        309,689,836

                                                                                              _____________      _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $ 293,230,804      $ 304,957,544

                                                                                              _____________      _____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . .    $      36,940          --

                                                                                              _____________      _____________

                                                                                                  Shares            Shares

                                                                                              _____________     _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,587,659          8,559,560

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . .          625,795            626,648

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (5,110,787)        (9,841,404)

                                                                                              _____________      _____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . . .         (897,333)          (655,196)

                                                                                              _____________      _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                       Year Ended October 31,
                                                                     ______________________________________________________

PER SHARE DATA:                                                   1998         1997         1996          1995         1994
                                                                 ______       ______       ______        ______       ______
   Net asset value, beginning of period  . . . . . . . . . .     $20.20       $19.66       $19.90        $18.73       $21.53

                                                                 ______       ______       ______        ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .        .96          .98         1.01          1.06         1.14

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . .        .65          .66        (.10)          1.29       (2.49)

                                                                 ______       ______       ______        ______       ______

   Total from Investment Operations  . . . . . . . . . . . .       1.61         1.64          .91          2.35       (1.35)

                                                                 ______       ______       ______        ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .       (.96)        (.98)       (1.01)        (1.06)       (1.15)

   Dividends from net realized gain on investments . . . . .       (.19)        (.12)        (.14)         (.12)        (.30)

                                                                 ______       ______       ______        ______       ______

   Total Distributions . . . . . . . . . . . . . . . . . . .      (1.15)       (1.10)       (1.15)        (1.18)       (1.45)

                                                                 ______       ______       ______        ______       ______

   Net asset value, end of period  . . . . . . . . . . . . .     $20.66       $20.20       $19.66        $19.90       $18.73

                                                                 ______       ______       ______        ______       ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .       8.14%        8.63%        4.68%        12.98%       (6.59%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .        .90%         .91%         .91%          .86%         .76%

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . .       4.70%        4.98%        5.12%         5.51%        5.62%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . . . . . .         --           --           --           .04%         .12%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .      32.96%       66.32%       80.30%        65.91%       24.56%

   Net Assets, end of period (000's Omitted) . . . . . . . .   $293,231     $304,958     $309,690      $322,636     $307,996

                      SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   General New York Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor" ) is the distributor of the Fund's shares, which are sold to the public without a sales load.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the
GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended October 31, 1998, there was no expense reimbursement pursuant to the Agreement.

   (b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended October 31, 1998, the Fund was charged $623,640 pursuant to the Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $101,850 pursuant to the transfer agency agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (d) A .10% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemption through use of the Fund Exchanges Service) where the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended October 31, 1998, redemption fees amounted to $5,041.

NOTE 4--SECURITIES TRANSACTIONS:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1998 amounted to $100,553,186 and $127,229,876, respectively.

   At October 31, 1998, accumulated net unrealized appreciation on investments was $24,319,769, consisting of $24,355,549 gross unrealized appreciation and $35,780 gross unrealized depreciation.

   At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
General New York Municipal Bond Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of General New York Municipal Bond Fund, Inc., including the statement of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General New York Municipal Bond Fund, Inc. at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                           [ERNST & YOUNG LLP Signature Logo]


New York, New York

December 4, 1998


GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

   In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 1998:

   -- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are New York residents, New York State and New York City personal income taxes), and

   -- the Fund hereby designates $.1265 per share as a long-term capital gain distribution of the $.1775 per share paid on December 4, 1997. The Fund also designates $.0154 per share as a long-term capital gain distribution paid on July 7, 1998.

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.


                                   [reg.tm logo]

                                   (reg.tm)

GENERAL NEW YORK

MUNICIPAL BOND FUND, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                             949AR9810

General New York

Municipal Bond

Fund, Inc.

Annual Report

October 31, 1998